Pledged Assets and Collateral	6 Months Ended
Sep. 30, 2024
Financial Instruments Pledged as Collateral [Abstract]
Pledged Assets and Collateral	PLEDGED ASSETS AND COLLATERAL
At September 30, 2024, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2024
(in millions)
Trading account securities	¥10,245,563
Investment securities	13,369,390
Loans	18,334,549
Other	27,678
Total	¥41,977,180
The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2024
(in millions)
Deposits	¥15,226
Payables under repurchase agreements and securities lending transactions	20,207,187
Other short-term borrowings and long-term debt	21,700,084
Other	54,683
Total	¥41,977,180
At September 30, 2024, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets with a combined carrying value of ¥21,928,287 million were pledged for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and Japanese Banks’ Payment Clearing Network, for derivative transactions and for certain other purposes.
The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in Other short-term borrowings and Long-term debt.
At March 31, 2024 (As Adjusted) and September 30, 2024, the cash collateral pledged for derivative transactions, which is included in Other assets, was ¥3,182,590 million and ¥2,600,708 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥1,404,066 million and ¥1,346,651 million, respectively.